DERIVATIVE FINANCIAL INSTRUMENTS	6 Months Ended
Jun. 30, 2022
Financial Instruments [Abstract]
DERIVATIVE FINANCIAL INSTRUMENTS	DERIVATIVE FINANCIAL INSTRUMENTS
    The company’s activities expose it to a variety of financial risks, including market risk, currency risk, interest rate risk and other price risks. The company and its subsidiaries selectively use derivative financial instruments principally to manage these risks.
    The aggregate fair values of the company’s derivative financial instruments are as follows:

	June 30, 2022		December 31, 2021
(US$ MILLIONS)	Financial Asset	Financial Liability	Financial Asset	Financial Liability
Foreign exchange contracts	$112	$28	$65	$22
Interest rate derivatives	102	2	20	72
Total	$214	$30	$85	$94
Total current	$69	$15	$40	$19
Total non-current	$145	$15	$45	$75